Exhibit 10.1

                            ASSET PURCHASE AGREEMENT

       THIS ASSET PURCHASE AGREEMENT (the "Agreement") entered into this 4th day of December, 2002 by and between Surety Holdings Corp. a Delaware corporation
("Purchaser")   and  Millennium   Sports  &  Entertainment,   Inc.,  a  Delaware
corporation ("Purchaser Subsidiary") and Millennium International Sports & Entertainment LLC, a Limited Liability Company ("Seller")

                         W I T N E S S E T H   T H A T:

       WHEREAS, Purchaser desires to purchase and Seller desires to sell and convey to Purchaser Subsidiary substantially all of the assets of Seller relating to its business, upon the terms and subject to the conditions set forth herein; and

       WHEREAS, Purchaser is not willing to assume any liabilities of Seller;

       NOW, THEREFORE, in consideration of the agreements of the parties hereto, and intending to be legally bound hereby, the parties hereto agree as follows:

1.     PURCHASE AND SALE OF ASSETS.

       1.1 ASSETS. Subject to the terms and conditions set forth in this Agreement, Seller will sell, convey, transfer, assign and deliver to Purchaser Subsidiary, and Purchaser will purchase from Seller, all the assets, properties and business of Seller of every kind, character, and description, whether tangible, intangible, real, personal or mixed, and wherever located (all which are sometimes collectively referred to as the Assets), including all assets and property or Seller reflected on its balance sheet as of July 30, 2002 and in Seller's Disclosure Statement, referred to in Section 5.3, and all assets and property thereafter acquired by Seller before the Closing Date (as hereinafter defined), except:

       (1) Those assets disposed of in the ordinary course of business or as permitted by this Agreement;

       (2) The cash and accounts receivable, if any, reserved under this Agreement; and

       (3) Amounts paid before the closing date of expenses incurred by Seller in negotiating this Agreement and in performing obligations and satisfying conditions under it, including any contemplated dissolution or liquidation.

       Except as set forth in Seller's Disclosure Schedule, Seller will transfer to Purchaser at the Closing all right, title and interest in and to the Assets free and clear of all claims, liens, encumbrances, mortgages, charges, security interests, options, rights, restrictions or any other interests or imperfections of title whatsoever, unless otherwise agreed to by Purchaser.

       1.2 ASSUMPTION OF LIABILITIES. Except as set forth in Seller's Disclosure Schedule, Purchaser Subsidiary will assume no liabilities, other obligations, commercial or otherwise, of

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the Seller known or unknown, fixed or contingent, choate or inchoate, liquidated or unliquidated, secured or unsecured, or otherwise, regardless of when the same may arise of may have arisen ("Liabilities").

       1.3 ASSIGNMENT OF CERTAIN CONTRACTS. At the Closing, Purchaser shall succeed to the rights and privileges of Seller, and shall assume the express obligations of Seller performable after the Closing pursuant to those leases, insurance policies, contracts, and other agreements, and only those leases, insurance policies, contracts, and other agreements of Seller that are listed as "Assigned Contracts" on the Seller's Disclosure Schedule hereto ("Assigned Contracts") as and in the form of the copies thereof (or, if oral, as and in the form of the written statements of the terms thereof) furnished or made available to Purchaser pursuant to Sections 5.8, 5.10, 5.11, 5.12, 5.16 and 5.17) hereto. Without limiting the generality of the foregoing, Purchaser shall not assume and shall have no liability with respect to any obligations of Seller under any Assigned Contract (a) required therein to be performed by Seller at or prior to the Closing or (b) arising out of any breach thereof not included in the copies (or written statements of the terms) of such Assigned Contracts delivered or made available to Purchaser pursuant hereto.

       1.4 INSTRUMENTS OF CONVEYANCE, ASSUMPTION, OR ASSIGNMENT. The sale, conveyance, transfer, assignment, and delivery of the Assets and the Assigned Contracts, as herein provided, shall be effected by bills of sale, endorsements, assignments, deeds, drafts, checks, stock powers, or other instruments in such reasonable and customary form as shall be requested by Purchaser, and Seller shall at any time and from time to time after the Closing, upon reasonable request, execute, acknowledge, and deliver such additional bills of sale, endorsements, assignments, deeds, drafts, checks, stock powers, or other instruments and take such other actions as may be reasonably required to effectuate the transactions contemplated by this Agreement.

2.     PURCHASE PRICE.

       2.1 PURCHASE PRICE. In consideration of the sale, conveyance, transfer, and delivery of the Assets and the Assigned Contracts and upon the terms and subject to the conditions set forth in this Agreement, Purchaser shall pay to Seller the "Purchase Price" by issuing restricted shares of the Purchaser's common stock upon the attainment of certain revenues by Millennium Sports & Entertainment, Inc. ("Purchaser Subsidiary") as follows:

              (a) 50,000 shares provided that Purchaser Subsidiary attains total revenues of $2,000,000.00 by March 31, 2003;

              (b)    an  additional   100,000  shares  provided  that  Purchaser
Subsidiary attains total revenues of $4,000,000.00 by June 30, 2003;

              (c)    an  additional   100,000  shares  provided  that  Purchaser
Subsidiary attains total revenues of $6,000,000.00 by September 30, 2003;

              (d)    an  additional   100,000  shares  provided  that  Purchaser
Subsidiary attains total revenues of $8,000,00.00 by December 31, 2003.

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3.     CLOSING.

       3.1 CLOSING. The closing of the sale and purchase (the "Closing" shall take place at the offices of Sonnenblick, Parker & Selvers, PC, 4400 Route 9 South, Freehold, New Jersey, on the date 5 days after all the conditions established in this Agreement have been satisfied, but in no event later than November 15, 2002, or at such other time and place as may be mutually agreed upon (the "Closing Date"). At the Closing, Seller, in exchange for the Purchase Price, shall deliver to Purchaser such bills of sale, endorsements, assignments, deeds, drafts, checks, stock powers, or other instruments as shall be effective to vest in Purchaser good and marketable title to the Assets subject to no liens, encumbrances, or rights in any other party whatsoever, except as are described in the Seller's Disclosure Schedule attached hereto.

4.     TAXES AND PREPAID ITEMS.

       Except as otherwise provided herein, Seller will pay all sales, use, franchise, and other taxes and charges, which may become payable in connection with the sale of the Assets pursuant to the terms of this Agreement, and any and all other taxes and charges accruing out of the operation of Seller's businesses prior to the Closing Date. Purchaser and Sell shall agree prior to the Closing Date the tax allocation of the purchase Price to the Assets and Assigned Contracts.

5.     REPRESENTATIONS AND WARRANTIES OF SELLER.

       Seller represents and warrants, covenants and agrees that:

       5.1 ORGANIZATION AND CORPORATE POWER. Seller is a limited liability company duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases properties, conducts operations, or maintains a stock of goods, with fully power and authority (corporate and other) to carry on the business in which it is engaged (a true and correct list or each such jurisdiction is set forth in Section 5.1, of the Seller's Disclosure Schedule) and to execute and deliver and carry out the transactions contemplated by this Agreement.

       5.2 DUE AUTHORIZATION; EFFECT OF TRANSACTION. No provisions of the Certificate of Formation or Operating Agreement of Seller, or of any agreement, instrument, or understanding, or any judgment, decree, rule, or regulation, to which Seller is a party or by which Seller is bound, has been or will be violated by the execution and delivery by Seller of this Agreement or the performance or satisfaction of any agreement or condition herein contained upon its part to be performed or satisfied, and all requisite corporate and other authorizations for such execution, delivery, performance, and satisfaction have been duly obtained. Upon execution and delivery, this Agreement will be a legal, valid, and binding obligation of Seller, enforceable in accordance with its terms. Seller is not in default in the performance, observance, or fulfillment of any of the terms or conditions of its Certificate of Formation or Operating Agreement.

       5.3    FINANCIAL   STATEMENTS.   Seller  has   delivered   to   Purchaser
consolidated balance sheets of Seller as at September 30, 2002, together with related consolidated statements of

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operations,  consolidated  statements of changes in  stockholders'  equity,  and consolidated statements of cash flows for September 30, 2002.

       The financial statements specified above, including in each case the notes to such financial statements, are hereinafter sometimes collectively referred to as the "Financial Statements". All of the Financial Statements are true, correct and complete, and fairly present the financial condition of Seller and the results of its operations as at the date thereof and throughout the period covered thereby. The Financial Statements reflect or provide for all claims against, and all debts and liabilities of Seller, fixed or contingent, as at the dates thereof, and there has not been any change between the date of the most recent Financial Statements and the date of this Agreement that has materially or adversely affected the business or properties or condition or prospects, financial or other, or results of operations of Seller, and no fact or condition exists or is contemplated or threatened, which might cause any such change at any time in the future. In addition, Seller shall set forth in Section
5.3 of the Seller's Disclosure Schedule each and every item of merchandise that Seller owns as inventory.

       5.4 LIABILITIES. Except as set forth in Section 5.4 of the Seller's Disclosure Schedule, Seller has no liabilities of any nature, whether absolute, contingent, or otherwise, except as set forth in the most recent balance sheet included in the Financial Statements, other than liabilities subsequently incurred in the ordinary course of business. Except as set forth in Section 5.4 of the Seller's Disclosure Schedule, Seller is not in breach or default or in arrear in respect of the terms or conditions of any such liabilities and no waiver ore forbearance has been granted by any holder of nay such liability with respect to any such liability.

       5.5 SUBSIDIARIES. Seller does not own, directly or indirectly, any of the capital stock of any corporation, association, trust or similar entity, any interest in the equity of any partnership or similar entity, any share in any joint venture, or any other equity or proprietary interest in any entity or enterprise, however, organized and however such interest may be denominated or evidenced.

       5.6 LEASES. The leases listed and described in Section 5.6 of the Seller's Disclosure Schedule constitute all the leases of real or personal property under which Seller is bound or to which Seller is a party. Except as set forth in Section 5.6 of the Seller's Disclosure Schedule, each lease listed is valid, binding, subsisting, and enforceable in accordance with its terms, and neither Seller nor any landlord or lessor is in default or in arrear in the performance or satisfaction of any agreement or condition on its part to be performed or satisfied thereunder, and no waiver or indulgence has been granted by any of the landlords or lessors under those leases. Seller is not the landlord or lessor under any leases of real or personal property.

       5.7 PERSONAL PROPERTIES. Seller owns and has good and marketable title to all the tangible and intangible personal property and assets, other than the leaseholds referred to in Section 5.7 of the Seller's Disclosure Schedule.
reflected upon the most recent balance sheet included in the Financial Statements or used by Seller in its business if not so reflected, free and clear of all mortgages, liens, encumbrances, equities, claims and obligations to other persons, of whatever kind and character, except as set forth in Section 5.7 of the Seller's Disclosure Schedule. Section 5.7 of the Seller's Disclosure Schedule contains an identification of certain

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major  items of fixed  assets and  machinery  and  equipment.  None of the fixed assets and machinery is subject to contracts of sale, and none is held by Seller as lessee or as conditional sales vendee under any lease or conditional sales contract and none is subject to any title retention agreement, except as set forth in Section 5.7 of the Seller's Disclosure Schedule. The fixed assets and machinery and equipment, taken as a whole, are in a state of good repair and maintenance and are in good operation condition, but will be transferred "as is"on the Closing Date. Except as set forth in Section 5.7 of the Seller's Disclosure Schedule, upon the sale, assignment, transfer, and delivery of the Capital Stock to Purchaser hereunder, there will be vested in Purchaser good and marketable title to the tangible and intangible personal property constituting a part thereof, free and clear of all mortgages, liens, encumbrances, equities, claims and obligations to other persons, of whatever kind and character, except for the rights of third persons arising under contracts for the sale of inventory in the ordinary course of business, each of which is listed in Section
5.7 of the Seller's Disclosure Schedule.

       5.8 EMPLOYMENT ARRANGEMENTS. Except as set forth in Section 5.8 of the Seller's Disclosure Schedule, Seller has no obligation, contingent or otherwise, under any employment agreement, collective bargaining or other labor agreement, any agreement containing severance or termination pay arrangements, deferred compensation agreement, retainer or consulting arrangements, pension or retirement plan, bonus or profit-sharing plan, stock option or purchase plan, or other employee contract or non-terminable arrangement (whether or not that arrangement poses a penalty for termination), group life, health, medical or hospitalization insurance plan or program, or other employee or fringe benefit plan, including vacation plans or programs and sick leave plans or programs.
Section 5.8 of the Seller's Disclosure Schedule sets forth the basis funding, and the current status of, any past service liability with respect to any such plan or agreement. Except as set forth in Section 5.8 of the Seller's Disclosure Schedule, Seller or its employees are not now and for the past five years have not been subject to or involved in or, to the Seller's knowledge, threatened with any union elections, petitions therefor or other organizational activities. Seller has performed all obligations required to be performed under all such agreements, plans, and arrangements and is not in breach of or in default or arrears under the terms thereof.

       5.9    MATERIAL  CONTRACTS  AND  ARRANGEMENTS.  Except  as set  forth  in
Section 5.9 of the Seller's Disclosure Schedule, Seller has no contract or arrangement, including, without limitation, any commitments or obligations, contingent or otherwise, under any contract or arrangement (i) for the purchase or sale of inventory in excess of $5,000 in any one instance, (ii) for the purchase or sale of supplies, services or other items in excess of $5,000 in any one instance, (iii) for the purchase, sale or lease of any equipment or machinery, (iv) for the performance of services for others in excess of $5,000 in any one instance, of (v) extending beyond December 31,2002. All contracts of less than $5,000 do not in the aggregate exceed $25,000. Except as set forth in
Section 5.9 of the Seller's Disclosure Schedule, each of such contracts and arrangements is valid, binding subsisting, and enforceable in accordance with its terms and Seller has performed all obligations required to be performed under any such contract or arrangement and is not in breach or default or in arrears in any material respect or in any other respect that would permit the other party to cancel such contract or arrangement under the terms thereof.

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       5.10   ORDINARY COURSE OF BUSINESS.  Seller, from the date of the balance sheet contained in the most recent Financial Statements to the date hereof,

              (a) has operated its business in the normal, usual, and customary manner in the ordinary and regular course of business;

              (b) has not sold or otherwise disposed of any of its properties or assets, other than inventory sold in the ordinary course of business;

              (c)    except in each case in the ordinary course of business,

                     (i) has not amended or terminated any outstanding lease, contract, or agreement,

                     (ii) has not incurred any obligations or liabilities, (fixed, contingent or other), and

                     (iii)  has not entered any commitments;

              (d) has not made any transactions outside the ordinary course of business in its inventory or any additions to its property or any purchases of machinery or equipment, except for nor mal maintenance and replacements;

              (e) has not discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent) other than current liabilities or obligations under contracts then existing or thereafter entered into in the ordinary course of business, and commitments under leases existing on that date or incurred since that date in the ordinary course of business;

              (f) has not mortgaged, pledged, or subjected to lien or any other encumbrances, any of its assets, tangible or intangible;

              (g) has not sold or transferred any tangible asset or cancelled any debts or claims except in each case in the ordinary course of business;

              (h)    has  not  sold,  assigned,   or  transferred  any  patents,
trademarks, trade names, trade secrets, copyrights, or other intangible assets;

              (i) has not increased the compensation payable or to become payable to any of its officers, employees, or agents;

              (j) has not suffered any material damage, destruction, or loss (whether or not covered by insurance) or any acquisition or taking of property by any governmental authority;

              (k) has not waived any rights that individually or in the aggregate exceed $5,000;

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              (l)    has  not   experienced   any  organized  work  stoppage  or
industrial action; or

              (m) has not entered into any other transaction or transactions that individually or in the aggregate are material to Seller, other than in the ordinary course of business.

       5.11 LITIGATION AND COMPLIANCE WITH LAWS. Section 5.11 of the Seller's Disclosure Schedule contains a brief description of all litigation or legal or other actions, suits, proceedings or investigations, at law or in equity or admiralty, or before any federal, state, municipal, or other governmental department (including, without limitation, the National Labor Relations Board), commission, board, agency, or instrumentality, domestic or foreign, in which Seller or any of its officers or directors, in such capacity, is engaged, or, to the knowledge and belief of Seller, with which Seller or any of its officers or directors is threatened in connection with the business or affairs or properties or assets of Seller. Seller is and at all times since its inception has been in compliance with all laws and governmental rules and regulations, domestic and foreign, and all requirements of insurance carriers, applicable to its business affairs or properties or assets, including, without limitation, those relating to environmental protection, water or air pollution and similar matters.

       5.12 TAX RETURNS. Except as set forth in Section 5.12 of the Seller's Disclosure Schedule, Seller has filed in accordance with applicable law, all federal, state, county, and local income and franchise tax returns and all real and personal property tax returns that are required to be filed, and the provision for taxes shown on the most recent balance sheet included in the Financial Statements is sufficient to satisfy all taxes of any kind of Seller, including interest and Section 5.12 of the Seller's Disclosure Schedule, penalties in respect thereof, whether disputed or not, and whether accrued, due, absolute, deferred, contingent, or other for all periods ended on or prior to the date of such balance sheet. Except as set forth in Section 5.12 of the Seller's Disclosure Schedule, as of the date hereof no tax liabilities have been assessed or proposed that remain unpaid, and Seller has not signed any extension agreement with the Internal Revenue Service or any state or local taxing authority. Seller has paid all taxes that have become due pursuant to such returns and has paid all installments of estimated taxes due. All taxes and other assessments and levies that Seller is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper governmental authorities to the extent due and payable. From the End of its most recent fiscal year to the date hereof Seller has not made any payment of or on account of any federal, state, or local income, franchise, or any real or personal property taxes, except as forth in Section 5.12 of the Seller's Disclosure Schedule. Seller is not aware of any basis upon which any assessment for a material amount of additional federal income taxes could be made. The information shown on the federal income tax returns of Seller heretofore delivered to Purchaser is true, accurate, and complete and fairly presents the information purported to be shown.

       5.13 TRADEMARKS, LICENSES, ETC. Section 5.14 of the Seller's Disclosure Schedule, sets forth all of the trademarks, trade names, service marks, patents, copyrights, registrations, or applications with respect thereto, and licenses or rights under them owned, used or intended to be acquired or used by Seller, and, to the extent indicated in Section 5.14 of the Seller's Disclosure Schedule, they have been duly registered in such offices as are indicated therein. Seller is the


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sole and exclusive  owner of the  trademarks,  trade names,  service marks,  and copyrights, the older of the full record title to the trademark registrations and the sole owner of the inventions covered by the patents and patent applications, all as set froth in Section 5.14 of the Seller's Disclosure Schedule; Seller has the sole and exclusive right, to the extent listed in
Section 5.14 of the Seller's Disclosure Schedule, to use such trademarks, trade names, service marks, patents and copyrights, and, except to the extent set forth in Section 5.14 of the Seller's Disclosure Schedule, all of them are free and clear of any mortgages, liens, encumbrances, equities, licenses, claims, and obligations to other persons of whatever kind and character.

       5.14 INSURANCE POLICIES. The insurance policies listed and described briefly in Section 5.15 of the Seller's Disclosure Schedule constitute all of the policies in force and effect in respect of the business, properties and assets, including, without limitation, insurance on personnel, of Seller. Seller is not in default under any such policy. The insurance policies so listed and identified are sufficient in nature, scope, and amounts to insure adequately (and, in any event, in amounts sufficient to prevent Seller from becoming a co-insurer within the terms of such policies), the business, properties and assets of Seller. Seller has not been refused insurance by any insurance carrier to which it has applied for insurance.

       5.15 EXTRAORDINARY EVENTS. From the end of its most recent fiscal year to the date hereof, neither the business nor properties nor condition, financial or other, nor results of operations of Seller have been materially and adversely affected in any way as the result of any fire, explosion, accident, casualty, labor disturbance, requisition, or taking of property by any governmental body or agency, flood, embargo, or Act of God or the public enemy, or cessation, interruption, or diminution of operations, whether or not covered by insurance.

       5.16 ADVERSE RESTRICTIONS. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby are not events that of themselves or with the giving of notice or the passage of time or both, could constitute, on the part of Seller, a violation of or conflict with or result in any breach of, or default under the terms, conditions, or provisions of, any judgment, law, or regulation, or of the Certificate of Incorporation or By-Laws of Seller, any agreement or instrument to which Seller is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever on the property or assets of Seller and no such event of itself or with the giving of notice or the passage of time or both will result in the acceleration of the due date of any obligation of Seller.

       5.17 MATERIAL INFORMATION. Neither the Financial Statements nor this Agreement (including the Schedules and Exhibits hereto) nor any certificate or other document furnished or to be furnished by Seller to Purchaser contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

       5.18 PRODUCTS IN WARRANTY. Attached as part of Section 5.19 of the Seller's Disclosure Schedule are true and correct copies of Seller's standard warranty agreements used in connection with the business operations. Seller's standard warranty agreements apply to each product in warranty except as otherwise indicated in Section 5.19 of the Seller's Disclosure Schedule. Seller is not in violation in any material respect of any such warranty agreement.

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       5.19   CERTAIN  TRANSACTION.  Except as set forth in Section  5.20 of the
Seller's Disclosure Schedule, none of the officers, directors, or employees of Seller is presently a party to any transaction with Seller (other than for services as officers, directors, and employees), including, without limitation, any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from, any officer, director, any such employee, any member of a family or any officer, director, or such employee or any corporation, partnership, trust, or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.

       5.20 NO GOVERNMENTAL AUTHORIZATIONS OR APPROVALS REQUIRED. No authorization or approval of, or filing with, any governmental agency, authority, or other body will be required in connection with the execution and
e=delivery of this Agreement or the consummation of the transactions contemplated hereby.

       5.21 CONTINUING REPRESENTATIONS. The representations and warranties of Seller herein contained (a) relating to non-tax matters shall survive the Closing for a period of One (1) year and (b) relating to tax matters shall survive the Closing for the applicable statute of limitations.

       5.22 KNOWLEDGE. The term "Knowledge" means facts that are known by any of the officers and directors of the Corporation after having made diligent inquiry of the other officers and directors of the Company with respect to their knowledge of the relevant facts.

       5.23 SELLER'S DISCLOSURE SCHEDULE. As soon as practicable, but in no event later than twenty (20) days after the date of this Agreement, Seller will deliver to Purchaser the Seller's Disclosure Schedule containing all information required in this Article 5 of this Agreement. Each such Section of the Seller's Disclosure Schedule will have been executed by or on behalf of the Seller and will be accompanied by a copy of each document referred to in the Seller's Disclosure Schedule. All schedules will be updated through the Closing Date; however, the updating of the schedules will not relieve Seller of its responsibility to indemnify Purchaser, as provided in Article 11, with respect to an y information not disclosed in the original schedules. Each matter disclosed in a schedule will be taken as relating only to that specific schedule.

6.     REPRESENTATION, WARRANTIES, AND AGREEMENT OF PURCHASER.

       6.1 ORGANIZATION AND CORPORATE POWER. Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases properties, conducts operations, or maintains a stock of goods, with fully power and authority (corporate and other) to carry on the business in which it is engaged (a true and correct list or each such jurisdiction is set forth in Section 6.1, of the Purchaser's Disclosure Schedule) and to execute and deliver and carry out the transactions contemplated by this Agreement.

       6.2 DUE AUTHORIZATION; EFFECT OF TRANSACTION. No provisions of the Certificate of Incorporation or By-Laws of Purchaser, or of any agreement, instrument, or understanding, or any judgment, decree, rule, or regulation, to which Purchaser is a party or by which Purchaser is bound, has been or will be violated by the execution and delivery by Purchaser of this Agreement or the performance or satisfaction of any agreement or condition herein contained upon its part to be performed or satisfied, and all requisite corporate and other authorizations for such execution, delivery, performance, and satisfaction have been duly obtained. Upon execution and delivery, this Agreement will be a legal, valid, and binding obligation of Purchaser, enforceable in accordance with its terms. Purchaser is not in default in the performance, observance, or fulfillment of any of the terms or conditions of its Articles of Incorporation or By-Laws.

       6.3 CAPITALIZATION. The authorized capital stock of the Purchaser is as set forth in Section 6.3 of the Purchaser's Disclosure Schedule. This Agreement, and the transactions contemplated hereby, will not cause a mandatory redemption, acceleration or vesting of any other right under any outstanding subscriptions, options, calls, contracts, voting trust, proxies, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement. All of the issued and outstanding shares of common stock of the Purchaser are validly issued, fully paid, nonassessable and free of preemptive rights or restriction related to any agreement by or among the Purchaser's stockholders. There are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating the Seller to issue, deliver or sell, or cause to be issued, delivered or sold, Capital Stock of the Seller, or obligating the Seller to grant, extend or enter into any such agreement or commitment.

7.     PRE-CLOSING COVENANTS AND AGREEMENTS.

       7.1 SELLER'S COVENANTS AND AGREEMENTS PENDING CLOSING. Seller, from the date hereof to the Closing date,

              (a) will operate its business in the normal, usual, and customary manner in the ordinary and regular course of business;

              (b) will not sell or otherwise dispose of any of its properties or assets, other than inventory of finished goods sold in the ordinary course of business;

              (c)    except in each case in the ordinary course of business,

                     (i) will not amend or terminate any outstanding lease, contract, or agreement,

                     (ii) will not incur an y obligations or liabilities (fixed, contingent, or other), and

                     (iii)  will not enter into any commitments;

              (d) will not make any unusual transactions in its inventory or any additions to its property or any purchases of machinery or equipment, except for normal maintenance and replacements;

              (e) will not discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent) other than current liabilities or obligations under contracts then existing or thereafter entered into in the ordinary course of business, and commitments under leases existing.

              (f) will not mortgaged, pledged, or subject to lien or any other encumbrances, any of its assets, tangible or intangible unless such mortgage, pledge, lien or encumbrance is discharged before the Closing;

              (g)    will  not  sell  or  transferred   any  tangible  asset  or
cancelled any debts or claims except in each case in the ordinary course of business;

              (h)    will  not  sell,   assign,   or  transferred  any  patents,
trademarks, trade names, trade secrets, copyrights, or other intangible assets;

              (i) will not increase the compensation payable or to become payable to any of its officers, employees, or agents;

              (j) will not suffer any material damage, destruction, or loss (whether or not covered by insurance) or any acquisition or taking of property by any governmental authority;

              (k)    will not waive any rights of substantial value; or

              (l) will not enter into any other transaction or transactions that individually or in the aggregate are material to Seller.

8.     CONDITIONS OF PURCHASER'S OBLIGATIONS.

       The obligations of Purchaser hereunder are subject to the fulfillment to the reasonable satisfaction of the Purchaser, prior to or at the Closing, of each of the following conditions:

       8.1 NO OPPOSITION. No suit, action, or proceeding shall be pending or threatened at any time prior to or on the Closing Date before or by any court or governmental body (a) seeking to restrain or prohibit, or to obtain damages or other relief in connection with, the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby; or (b) that might materially and adversely affect the business or properties or condition, financial or other, or results of operations of Seller.

       8.2 PERMITS, ETC. Seller shall have assigned to Purchaser, or Purchaser shall have obtained, all such permits, licenses, approvals, authorizations, variances, agreements, and warranties from federal, state and local governmental authorities, which Purchaser shall, in the exercise of its sole discretion, deem necessary or desirable for the operation by Purchaser of the businesses of Seller after the Closing.

       8.3 INSURANCE. Seller shall have obtained appropriate binders or consents as to policies of insurance to be assigned to Purchaser hereunder.

       8.4 REPRESENTATIONS AND COVENANTS. The representations and warranties of Seller contained in this Agreement or otherwise made in writing by it or him or on its or his behalf pursuant hereto or otherwise made in connection with the transactions contemplated hereby shall be true and correct at and as of the Closing Date with the same force and effect as though made on or as of such date; each and all of the covenants, agreements, and conditions to be performed or satisfied by Seller hereunder at or prior to the Closing Date shall have been duly performed or satisfied; and Seller shall have furnished Purchaser with such certificates and other documents evidencing the truth of such representations and warranties and the performance and satisfaction of such covenants, agreements, and conditions as Purchaser shall have reasonably requested.

       8.5 CERTIFIED RESOLUTIONS. Seller has furnished Purchaser with a copy, certified by Seller's secretary, of (1) a unanimous resolution or resolutions duly adopted by all of the members in interest authorizing and approving this Agreement.

       8.6 UNANIMOUS CONSENT OF MEMBERS. All of the owners of the outstanding interests of Seller have voted for the adoption of this Agreement and the sale of the assets to Purchaser.

       8.7 EMPLOYMENT AGREEMENTS. The employees set forth in Schedule 8.7 have executed employment letters of agreements satisfactory to the Purchaser and severance agreements satisfactory to the Seller.

       8.8 SCHEDULES AND SELLER'S DISCLOSURE SCHEDULE. In its sole and absolute discretion, Purchaser is satisfied with any matter reflected, listed, or disclosed in the updated Schedules and Seller's Disclosure Schedule that was not reflected, listed, or disclosed in the original schedules.

       8.9 SATISFACTION OF COUNSEL. The validity of all transactions herein mentioned, as well as the form and substance of all stock powers, certificates, documents, and other instruments hereunder, shall be satisfactory in all reasonable respects to counsel to Purchaser.

       8.10 INSTRUMENTS OF TRANSFER. Seller shall have delivered to Purchaser bills of sale, assignments and other instruments of transfer in accordance with the provisions hereof, transferring to Purchaser all of Seller's right, title and interest in and to the Assets and Assigned Contacts to be transferred, sold, assigned, and conveyed by Seller to Purchaser pursuant to the provisions of this Agreement.

       8.11 DILIGENCE. Purchaser shall have completed its diligence review of the business, properties, assets, and liabilities of Seller, with results satisfactory to Purchaser in accordance with Article 10 of this Agreement.

       8.12 OPINION OF COUNSEL. Counsel for the Seller shall provide an opinion with respect to the transaction for the benefit of Purchaser in a form satisfactory to Purchaser's counsel.

9.     CONDITIONS OF SELLER'S OBLIGATIONS.

       The obligations of Seller hereunder are subject to the fulfillment to the reasonable satisfaction of Seller prior to or at the Closing of each of the following conditions:

       9.1 REPRESENTATIONS AND COVENANTS. The representations and warranties of Purchaser contained in this Agreement or otherwise made in writing by it or on its behalf pursuant hereto or otherwise made in connection with the transactions contemplated hereby shall be true and correct at and as of the Closing Date with the same force and effect as though made on and as of such date; each of the covenants, agreements, and conditions to be performed or satisfied by Purchaser hereunder at or prior to the Closing Date shall have been duly performed or satisfied; and Purchaser hall have furnished Seller with such certificates or other documents evidencing the truth of such representations and warranties and the performance and satisfaction of such covenants, agreements, and conditions as Seller shall have reasonably requested.

       9.2 NO OPPOSITION. No suit, action, or proceeding shall be pending or threatened on the Closing Date before or by any court or governmental authority seeking to restrain or prohibit the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

       9.3 PURCHASER'S CERTIFIED RESOLUTIONS. Purchaser has furnished Seller with certified copies of (1) resolutions duly adopted by the board of directors of Purchaser authorizing and approving the execution and delivery of this Agreement and authorizing the consummation of the transactions contemplated by this Agreement, and (2) resolutions duly adopted by the shareholders of Purchaser, if necessary, adopting this Agreement.

10.    PURCHASER'S DUE DILIGENCE;

       Before the Closing Date, Purchaser may directly or through its representatives made such investigation of the assets and business of Seller (including confirmation of its cash, inventories, accounts, accounts receivable, and liabilities, and investigation of its titles to and the condition of its property and equipment) as Purchaser deems necessary or advisable. The investigation will not affect (1) Seller's warranties contained or provided for in this Agreement, (2) Purchaser's right to rely on those warranties, or (3) Purchaser's right to terminate this Agreement as provided in this Article 9. Seller will allow Purchaser and its representatives full access, at reasonable times after the date of execution of this Agreement, to the premises and to all the books, records, and assets of Seller, and Seller's officers will furnish to Purchaser such financial and operating data and other information with respect to the business and properties of Seller as Purchaser from time to time reasonably requests. Purchaser agrees not to disclose any confidential information obtained in the course of its investigation or use it for any purposes other than evaluation of Seller with respect to this Agreement.

       As soon as practicable, and in any event within fifteen (15) days after the receipt of (1) the last schedule required to be delivered to Purchaser by Seller pursuant to Section 5.27 of this Agreement and (2) any supporting documentation requested by Purchaser, Purchaser will give Seller notice if Purchaser has decided that it wishes to terminate this Agreement based on any information contained in any of the schedules or obtained during the course of its investigation. The notice will specify the information contained in the schedules or obtained during the investigation on which Purchaser's decision to terminate is based. Seller will have ten (10) days after the receipt of the notice to review that information with Purchaser. If purchaser does not withdraw its notice within this 10-day period, all further obligations of Purchaser and Seller under this Agreement will terminate without further liability of Purchaser to Seller or of Seller to Purchaser, except their respective obligations to return documents and repayment of the Bridge Note. If Purchaser does not advise Seller within the fifteen (15) day period specified in the first sentence above that it wishes to terminate this Agreement, Purchase will be considered to be satisfied with the information relating to Seller contained in the schedules or obtained during the course of its investigation, subject .to Purchaser's rights concerning the continued accuracy of Seller's warranties set forth in Section 8.4 of this Agreement.

11.    POST-CLOSING COVENANTS AND AGREEMENTS

       11.1   EMPLOYMENT AGREEMENTS.

              Simultaneously with the closing of the Asset Purchase Agreement, the Purchaser Subsidiary shall enter into Employment Agreements in the form annexed hereto to employ Messrs. Nat Manzella, Michael Radcliffe and Dennis Radcliffe as officer employees of the Subsidiary.

       11.2   REGISTRATION OF CERTAIN SHARES.

              The Purchaser shall file, upon closing a registration statement pursuant to Form S-8 to register 5,000 shares each for Messrs. Nat Manzella, Michael Radcliffe and Dennis Radcliffe pursuant to their Employment Agreements. In addition, the Purchaser shall file, as soon as practicable, with due consideration to minimize the costs and expenses associated therewith, on the appropriate form to register the shares issued to the Seller as the Purchase Price pursuant to paragraph 2.1.

       11.3   RESCISSION.

              In the event that Purchaser Subsidiary does not achieve the gross revenues as set forth in paragraph 2.1, then Surety Holdings Corp. may, within thirty (30) days after receipt of the Purchaser Subsidiary's quarterly financial statements, in Surety's sole discretion, rescind the Asset Purchase Agreement by notifying Seller in writing. Seller, however, shall not be required to return any of the previously issued Surety shares for prior quarters where Purchaser Subsidiary had attained the total revenues mandated.

12.    INDEMNIFICATION.

       12.1   INDEMNIFICATION BY SELLER.

              (a) Seller hereby agrees to indemnify, defend, and hold Purchaser harmless from and against the amount of any actual (or potential in the case of any litigation or claims by any person not a party to this Agreement) damage, loss, or expense (including reasonable attorneys' fees and settlement costs( to Purchaser ("Loss") occasioned or caused by, resulting from, or arising out of:

                     (i) Any failure by Seller to perform, abide by, or fulfill any of the agreements, covenants, or obligations set forth in or entered into, in connection with this Agreement to be so performed or fulfilled by Seller.

                     (ii) Any material inaccuracy in or breach of any of the representations or warranties set forth in this Agreement or any certificate of Schedule or other writing furnished pursuant hereto.

                     (iii) Any failure on the part of Purchaser to withhold from the Purchase Price any amount due by Seller to any governmental authority or other person that results in a loss to Purchaser.

                     (iv) Any claim, known or unknown, arising out of or by virtue of or based upon any liability or obligation of Seller not otherwise disclosed herein.

                     (v) Any liability or obligation for any tort or any breach or violation of any contractual, quasi-contractual, legal fiduciary, or equitable duty by Seller, whether before, at, or after the closing.

       The amount of any Loss shall be the amount of cash reimbursement or set-off that, when received by the Purchaser, shall place the Purchaser in the same financial position it would have been in if such Loss has not occurred.

       12.2 NOTICE OF CLAIM TO SELLER. Purchaser shall give prompt written notice to Seller of any claim (actual or threatened) or other event that in the judgment of Purchaser might result or has resulted in a Loss by Purchaser hereunder, and Seller shall have the right to assume the defense of such claim or any litigation resulting therefrom; PROVIDED THAT counsel for the Seller, who shall conduct the defense of such claim (actual, threatened, or asserted) or litigation, shall be reasonably satisfactory to the Purchaser, and Purchaser may participate in such defense at their expense, and PROVIDED, FURTHER, that the omission by Purchaser to give notice as provided herein shall not relieve Seller of its obligations hereunder except to the extent that the omission results in a failure of actual notice to the Seller and Seller is damaged solely as a result of the failure to give notice. Seller, in the defense of any such claim or litigation, shall not, except with the consent of Purchaser, consent to the entry of any judgment or decree or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to Purchaser of a release from all liability in respect to such claim or litigation, and No Seller shall have liability with respect to any payment made by purchaser in connection with the settlement, satisfaction, or compromise of any claim unless the Seller shall have approved thereof in advance in writing, which approval shall not unreasonably be withheld or delayed. If the Purchaser shall not have received notice that the Seller shall assume the defense of such claim within twenty (20) days after the notice is sent to the Seller of the existence of such claim, the Purchaser shall be free to proceed with the defense of such claim. Each such notice shall be accompanied (or followed as promptly as is reasonably practicable after the amount of such Loss becomes determinable) by a certificate signed by the President of Purchaser and setting forth in reasonable detail the calculation of the amount of such Loss in accordance with the provisions hereof, and accompanied by copies of all relevant documents and records. The omission to give such notice or provide such certificate by Purchaser shall not relieve Seller of its obligation under this Section 11.2 except to the extent such omission results in a failure of actual notice to the Seller and Seller is damaged solely by such failure to give notice. No Loss shall be considered to have occurred with respect to any payment made by Purchaser in settlement, satisfaction, or compromise of any claim unless the Seller shall have approved thereof in advance in writing.

       12.3   INDEMNIFICATION BY PURCHASER.

              (a) Purchaser hereby agrees to indemnify, defend, and hold Seller harmless from and against the amount of any actual (or potential in the case of any litigation or claims by any person not a party to this Agreement) damage, loss, cost, or expense (including reasonable attorneys' fees and settlement costs) to Seller ("Loss") occasioned or caused by, resulting from, or arising out of:

                     (i) Any failure by Purchaser to perform, abide by, or fulfill any of the Agreements, covenants, or obligations set forth in or entered into, in connection with this Agreement to be so performed or fulfilled by Purchaser.

                     (ii) Any material inaccuracy in or breach of any of the representations or warranties set forth in this Agreement, or any certificate or Schedule or other writing furnished pursuant hereto.

                     (iii) Any failure on the part of Purchaser to withhold from the Purchase Price any amount due by Purchaser to any governmental authority or other person that results in a loss to Seller.

                     (iv) Any claim, known or unknown, arising out of or by virtue of or based upon any liability or obligation of Purchaser not otherwise disclosed herein.

                     (v) Any liability or obligation for any tort or any breach or violation of any contractual, quasi-contractual, legal, fiduciary, or equitable duty by Purchaser, whether before, at, or after the Closing.

       The amount of any Loss shall be the amount of cash reimbursement or set-off that, when received by the Seller, shall place the Seller in the same financial position it would have been if such Loss has not occurred.

       12.4 NOTICE OF CLAIM TO PURCHASER. Seller shall give prompt written notice to Purchaser of any claim (actual or threatened) or other event that in the judgment of Seller might result or has resulted in a Loss by Seller hereunder, and Purchaser shall have the right to assume the defense of such claim or any litigation resulting therefrom: PROVIDED THAT counsel form the Purchaser, who shall conduct the defense of such claim (actual, threatened, or asserted) or litigation, shall be reasonably satisfactory to the Seller, and Seller may participate in such defense at is expense, and PROVIDED, FURTHER, that the omission by Seller to give notice as provided herein shall not relieve Purchaser of its obligations hereunder except to the extent that the omission results in a failure of actual notice to the Purchaser and Purchaser is damaged solely as a result of the failure to give notice. Purchaser, in the defense of any such claim or litigation, shall not, except with the consent of Seller, consent to the entry of any judgment or decree or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to Seller of a release from all liability in respect to such claim or litigation, and no Purchaser shall have liability with respect to any payment made by Seller in connection with the settlement, satisfaction, or compromise of any claim unless the Purchaser shall have approved thereof in advance in writing, which approval shall not unreasonably be withheld or delayed. If the Seller shall not have received notice that the Purchaser shall assume the defense of such claim within twenty (20) days after the notice is sent to the Purchaser of the existence of such claim, the Seller shall be free to proceed with the defense of such claim. Each such notice shall be accompanied (or followed as promptly as is reasonably practicable after the amount of such Loss becomes determinable) by a certificate signed by the President of Seller and setting forth in reasonably detail the calculation of the amount of such Loss in accordance with the provisions hereof, and accompanied by copies of all relevant documents and records. The omission to give such notice or provide such certificate by Seller shall not relieve Purchaser of its obligation under this
Section 11.4 except to the extent such omission results in a failure to actual notice to the Purchaser and Purchaser is damaged solely by such failure to give notice. No Loss shall be considered to have occurred with respect to any payment made by Seller in settlement, satisfaction, or compromise of any claim unless the Purchaser shall have approved thereof in advance and in writing.

13.    TERMINATION.

       13.1   TERMINATION  RIGHTS. In addition to the termination  rights for in
Article 12, this Agreement and the transactions contemplated under this Agreement may be terminated at any time before the closing date, either before or after the meeting of Seller's shareholders;

              (a)    By mutual consent of Purchaser and Seller;

              (b) By Purchaser if there has been a material misrepresentation or a material breach of warranty in Seller's warranties set forth in this Agreement or in any schedule or certificate delivered pursuant to this Agreement;

              (c) By Seller if there has been a material misrepresentation or a material breach of warranty in Purchaser's warranties set forth in this Agreement;

              (d) By Purchaser or Seller if either party will have determined in its sole discretion that the transactions contemplated by this Agreement have become inadvisable or impracticable by reason of the institution or threat of institution, by governmental authorities (local, state, or federal) or by any other person, of material litigation or proceedings against either or both of the parties, it being understood and agreed that a written requires by governmental authorities for information with respect to the proposed transactions, which could be used in connection with such litigation or proceedings, may be considered by Purchaser or Seller to be a threat of material litigation or proceedings, whether such request is received before or after the date of this Agreement.

       13.2 FAILURE TO PROVIDE SCHEDULES. In the event that this Agreement is terminated pursuant to this Article 12, or because of the failure to satisfy any of the conditions specified in Article 8 or Article 9, all further obligations of Purchaser and of Seller under this Agreement will terminate without further liability of Purchaser to Seller or Seller to Purchaser, // provided, however, despite anything in this Agreement to the contrary, that if Seller fails to furnish any of the schedules referred to in Section 5.25 or fails to satisfy any of the conditions specified in Article 8, Purchaser will nonetheless have the right in its discretion, to proceed with the transactions contemplated by this Agreement, and if Purchaser fails to satisfy any of the conditions specified in
Article 9, Seller will nonetheless have the right, in its discretion, to proceed with the transactions contemplated by this Agreement.

       13.3 RETURN OF DOCUMENTS. In the event of the termination of this Agreement for any reason, Purchaser will return to Seller all documents, work papers, and other materials (including copies) relating to the transactions contemplated in this Agreement, whether obtained before or after execution of this Agreement. Purchaser will not use any information so obtained for any purpose, and will take all practicable steps to have such information kept confidential.

       13.4 ATTORNEYS' FEES. In the event of the termination of this Agreement for any reason, each party will bear its own costs and expenses, including attorney fees.

14.    PRESS RELEASES.

       Neither Purchaser nor Seller, without the consent of the other, will make any public announcement or issue any press release with respect to this Agreement or the transactions contemplated by it, which consent will not be unreasonably withheld.

15.    BROKERAGE FEE.

       Seller, Purchaser Subsidiary and Purchaser each represent that no broker has been involved in this transaction and each party agrees to indemnify and hold the others harmless from payment of any brokerage fee, finder's fee, or commission claimed by any party who claims to have been involved because of association with such party; PROVIDED THAT Purchaser

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shall (pursuant to an agreement  between Purchaser and Broker) pay all fees owed to the Broker in connection with this transaction.

16.    AMENDMENTS; WAIVERS.

       This Agreement constitutes the entire agreement of the parties related to the subject matter of this Agreement, supersedes all prior or contemporary agreement, representations, warranties, covenants, and understandings of the parties. This Agreement may not be amended, nor shall any waiver, change, modification, consent, or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent, or discharge is sought.

       Any waiver of any term or condition of this Agreement, or of the breach of any covenant, representation, or warranty contained herein, in any one instance, shall not cooperate as or be deemed to be or construed as a further or continuing waiver of such term, condition, or breach of covenant, representation, or warranty, nor shall any failure at any time or times to enforce or require performance of any provision hereof operate as a waiver of or affect in any manner each party's right at a later time to enforce or require performance of such provision or of any other provision hereof; and no such written waiver, unless it, by its own terms, explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provision being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

17.    ASSIGNMENT; SUCCESSORS AND ASSIGNS.

       This Agreement shall not be assignable by any party without the written consent of the others. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

18.    SEVERABILITY.

       If any provision or provisions of this Agreement shall be, or shall be found to be, invalid, inoperative, or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute, or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative, and enforceable to the maximum extent permitted in such jurisdiction or in such case.

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and /or to such other  person(s)  and  address(es)  as either  party  shall have specified in writing to the other.

23.    GENDER.

       Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.

24.    LAW TO GOVERN.

       This Agreement shall be governed by and construed and enforced in accordance with the law (other than the law governing conflict of law questions) of New Jersey.

25.    COURTS.

       Any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in New Jersey as is provided by law; and the parties consent to the jurisdiction of the court or courts located in New Jersey and to service of process by registered mail, return receipt requested, or in any other manner provided by law.

26.    ARBITRATION.

       If the parties hereto are unable to resolve any dispute with respect to claims arising hereunder within 30 days of written notice of such dispute by one party to the others, such dispute shall be settled by compulsory and binding arbitration by a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction. The parties agree that such arbitration shall be held in New York, New York.

       IN WITNESS WHEREOF, Seller, Purchaser Subsidiary and Purchaser have caused this Agreement to be executed as of the date first above written:

                                 SURETY HOLDINGS CORP., Purchaser

                                 By:       /S/ HOWARD R. KNAPP
                                 Name:         HOWARD R. KNAPP
                                 Title:  Chief Financial Officer, Director


                                 MILLENNIUM INTERNATIONAL SPORTS
                                 & ENTERTAINMENT, LLC, Seller

                                 By:       /S/ DENNIS RADCLIFFE
                                 Name:         DENNIS RADCLIFFE
                                 Title:        MEMBER


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


                                 MILLENNIUM SPORTS & ENTERTAINMENT, INC.
                                 Purchaser Subsidiary

                                 By:      /S/ HOWARD R. KNAPP
                                 Name:          HOWARD R. KNAPP
                                 Title:         PRESIDENT



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